UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2005

AIRNET COMMUNICATIONS

CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-28217	59-3218138
(Commission file number)	(IRS Employer Identification Number)

3950 Dow Road, Melbourne, Florida 32934

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (321) 984-1990

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 30, 2005, the Registrant entered into amended and restated agreements with Laurus Master Fund, Ltd. that amended and restated certain of the agreements entered into on November 8, 2005. These amendments made the following changes to the existing facility with Laurus:

•	The overadvance waiver has been extended an additional 2 months through June 30, 2005;

•	The revolving note is no longer convertible into Registrant’s common stock;

•	The minimum borrowing note no longer contains anti-dilution protection;

•	The interest rate on the notes no longer decreases as the market price of the Registrant’s common stock increases;

•	The penalty applicable to the Registrant’s obligations under the Registration Rights Agreement was deleted;

•	The time periods for complying with obligations under the Registration Rights Agreement were extended so that the Registrant is obligated to use commercially reasonable efforts to file the registration statement within 75 days of closing and to cause it to become effective within 120 days of closing; and

•	Conforming changes were made to the Security Agreement.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Amended and Restated Security Agreement dated November 8, 2005 and amended and restated as of December 30, 2005 between Registrant and Laurus

10.2	Amended and Restated Minimum Borrowing Note Registration Rights Agreement dated November 8, 2005 and amended and restated as of December 30, 2005 between Registrant and Laurus

10.3	Amended and Restated Secured Non-Convertible Revolving Note dated November 8, 2005 and amended and restated as of December 30, 2005 issued by Registrant to Laurus

10.4	Amended and Restated Secured Convertible Minimum Borrowing Note dated November 8, 2005 and amended and restated as of December 30, 2005 issued by Registrant to Laurus

10.5	Amended and Restated Security Agreement Waiver dated December 30, 2005 between Registrant and Laurus

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET COMMUNICATIONS CORPORATION
Registrant

By:	/s/ Stuart P. Dawley
Stuart P. Dawley
Vice President, General Counsel and Secretary

Dated: January 4, 2006

Exhibit Index

Exhibit Number	Description
10.1	Amended and Restated Security Agreement dated November 8, 2005 and amended and restated as of December 30, 2005 between Registrant and Laurus

10.2	Amended and Restated Minimum Borrowing Note Registration Rights Agreement dated November 8, 2005 and amended and restated as of December 30, 2005 between Registrant and Laurus

10.3	Amended and Restated Secured Non-Convertible Revolving Note dated November 8, 2005 and amended and restated as of December 30, 2005 issued by Registrant to Laurus

10.4	Amended and Restated Secured Convertible Minimum Borrowing Note dated November 8, 2005 and amended and restated as of December 30, 2005 issued by Registrant to Laurus

10.5	Amended and Restated Security Agreement Waiver dated December 30, 2005 between Registrant and Laurus